UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2023

RCF Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41039	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Sixteenth Street

Suite 200

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 946-1444

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	RCFA.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	RCFA	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	RCFA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.       Other Events.

On or about April 5, 2023, RCF Acquisition Corp. (the “Company”) mailed a definitive proxy statement (the “Definitive Proxy Statement”) to its shareholders of record as of March 30, 2023 in connection with an extraordinary general meeting in lieu of an annual meeting of shareholders (the “Extraordinary General Meeting”) of the Company to be held at 10:30 a.m., Eastern Time, on May 9, 2023 for the purpose of, among other things, extending the time by which it has to consummate an initial business combination (the “Extension”) from May 15, 2023 to May 15, 2024 (the “Extended Date”).

On April 27, 2023, the Company announced that if the Extension is approved by the Company’s shareholders at the Extraordinary General Meeting and the Extension is implemented, the Company will deposit into the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) as a loan, beginning on May 16, 2023 and thereafter on the first day of each month (or if such first day is not a business day, on the business day immediately preceding such first day), an amount equal to the lesser of (i) $0.03 per Class A ordinary share of the Company (the “public shares”) not redeemed in connection with the Extraordinary General Meeting, multiplied by the number of public shares then outstanding, and (ii) $300,000 (or a pro rata portion thereof if less than a full month), until the earlier of (a) the completion of a business combination and (b) the announcement of the Company’s intention to wind up its operations and liquidate (each such deposit, a “Contribution”) in accordance with the Extension (each date on which a Contribution is to be deposited into the Trust Account, a “Contribution Date”). The maximum aggregate amount of all Contributions will not exceed $3,600,000.

The Contributions will be evidenced by a non-interest bearing, unsecured convertible promissory note (the “Contribution Note”) to RCF VII Sponsor LLC, the Company’s sponsor (the “Sponsor”) and will be repayable by the Company upon consummation of a business combination. Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the private placement warrants sold concurrently with the IPO, each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share, at a price of $1.00 per warrant at the option of the Sponsor. If the Company does not consummate a business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Any Contribution is conditioned on the approval of the Extension by the Company’s shareholders and the implementation of the Extension. No Contribution will occur if the extension proposal is not approved or the Extension is not implemented. If the Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the approval of certain proposals at the Extraordinary General Meeting, implementation of the Extension or any Contributions to the Trust Account or the liquidation of any securities held in the Trust Account. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Definitive Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 3, 2023, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 7, 2023, and other documents filed with the SEC. Copies of such filings are available at the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed by the Company with the SEC, because these documents contain important information about the Company and the Extension. The Definitive Proxy Statement was mailed to shareholders of the Company as of a record date of March 30, 2023, on or about April 13, 2023. Shareholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: 1400 Wewatta Street, Suite 850, Denver, Colorado 80202, Attention: Secretary.

Participants in the Solicitation

The Company and its directors, executive officers and other members of their management may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposals described in the Definitive Proxy Statement. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 27 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCF ACQUISITION CORP.

By:	/s/ Sunny S. Shah
Name: Sunny S. Shah
Title: Chief Executive Officer and Director

Dated: April 27, 2023